Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

CONFIDENTIAL

AMENDMENT No. 3

to the

NON-EXCLUSIVE LICENSE AGREEMENT

Dated 6 February 2012

Between

LONZA SALES AG

and

FIVE PRIME THERAPEUTICS, INC.

and

BIOWA, INC.

CONFIDENTIAL

THIS AMENDMENT NO. 3 (this “Amendment No. 3”) is made the 17th day of July, 2019 (the “Amendment No. 3 Effective Date”)

BETWEEN

BIOWA, INC., a Delaware corporation, with a principal place of business at 212 Carnegie Center, Suite 400, Princeton, NJ 08540, USA (“BioWa”),

AND

LONZA SALES AG, a limited company incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland, (“Lonza" and together with BioWa, the “Licensor”)

AND

FIVE PRIME THERAPEUTICS, INC., a Delaware corporation, with a principal place of business at 111 Oyster Point Boulevard, South San Francisco, California 94080, USA (“Licensee”).

WHEREAS

A.

Licensor and Licensee entered into a Non-Exclusive License Agreement dated 6 February 2012, as amended (hereinafter referred to as the “Agreement”) under which (inter alia) Lonza provided the materials set forth in Section 3.1 of the Agreement to Licensee for the purposes of the Commercial License (as defined in the Agreement); and

B.

Licensee entered into a license and collaboration agreement with [***], with a principal place of business at [***] (“[***]”), pursuant to which Licensee granted to [***] ( “[***]”) in [***] (the “[***] License”); and

CONFIDENTIAL

C.

In connection with the [***] License, Licensee has granted to [***] the [***] Sublicense (as more fully defined in the new clause 2.2.4(a) contained in clause 2 hereof) in and to certain rights licensed to Licensee under the Agreement and is seeking prior consent from Licensor to transfer Transfected Cells and certain Licensor Know-How to [***] in connection therewith in relation to which a Material Transfer Agreement (as attached as Exhibit A to this Amendment No. 3) has been entered into; and

D.

Licensor and Licensee now wish to amend the terms of the Agreement to include the terms and conditions under which Licensee may grant the [***] Sublicense and transfer Transfected Cells and certain Licensor Know-How to [***].

NOW THEREFORE in consideration of the promises and covenants contained herein and other good and valuable consideration, the sufficiency of which is acknowledged, and intending to be legally bound it is hereby agreed by and between the parties to amend the Agreement as follows:

1.

Capitalized terms used in this Amendment No. 3 and not otherwise defined herein shall have the same meanings ascribed to such terms in the Agreement. In addition, the following new definition shall be inserted into Clause 1 of the Agreement:

““[***]” means [***] with a principal place of business at [***] and/or its Affiliate located at: (i) [***](ii) [***] or (iii) [***].”

2.	A new clause 2.2.4 shall be inserted into the Agreement as follows:

“2.2.4(a)Subject to the terms and conditions of this Agreement, including Section 2.2, and in accordance with Section 2.2.2, Licensor hereby gives consent to the Licensee to sublicense to [***] the rights

CONFIDENTIAL

granted to Licensee under Section 2.1 in relation only to the Transfected Cells and Licensor Know-How granted to Licensee under Clause 2.1 and to transfer the Transfected Cells and Licensor Know-How to the extent required for the sole purpose of (i) [***] to the extent necessary for [***] (and [***]; (ii) [***] (and [***]); and (iii) [***] (and [***]), in each case (i), (ii) and (iii) in [***] only and on behalf of Licensee (the “[***] Sublicense”). For clarity, Licensee is not permitted to sublicense or transfer to [***] (or any third party) any other part of the Licensor IP, GS System, Potelligent Technology, the Potelligent CHOK1SV, and/or any other IP of Licensor.

“(b)Licensee confirms that on no occasion will [***] be permitted to transfer or sublicense the Transfected Cells, the Licensor Know-How and/or any other part of the Licensed Technology related thereto to any third party, and Licensee shall ensure that [***] shall not transfer or sublicense the Transfected Cells, the Licensor Know-How or any other part of the Licensed Technology related thereto to any third party.

“(c)Licensee shall grant the [***] Sublicense to [***] expressly subject to the terms of this Agreement, and Licensee shall be responsible for ensuring [***]’s strict adherence to the applicable terms and conditions of this Agreement and the [***] Sublicense. Any act or omission of [***], and/or any breach of this Agreement or the [***] Sublicense by [***], and/or any misuse by [***] of the Transfected Cells and/or Licensor Know-How by [***] shall be the responsibility of Licensee. In accordance with Section 2.2.2 of this Agreement, Licensee, [***], BioWa and Lonza have entered into the Material Transfer Agreement attached as Exhibit A to Amendment No. 3 to this Agreement.”

3.	Save as herein provided, all other terms and conditions of the Agreement shall remain in full force and effect.

CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective representatives thereunto duly authorised as of the Amendment No. 3 Effective Date.

Signed for and on behalf of.../s/ Bart van Aarnhem.................

LONZA SALES AG

…Bart van Aarnhem.....................

TITLE  Associate General Counsel

Signed for and on behalf of	.../s/ Albert Pereda........................

LONZA SALES AG

…Dr. Albert Pereda.......................

TITLE  Assoc. General Counsel

Signed for and on behalf of

BIOWA, INC.	.../s/ Takeshi Masuda.....................

Takeshi Masuda

TITLE: President and CEO

Signed for and on behalf of	.../s/ Tarak D. Mody.......................

FIVE PRIME THERAPEUTICS, INC.   …Tarak D. Mody, Ph.D..................

                                    TITLE  VP Bus Dev & Alliance Management

CONFIDENTIAL

Exhibit A

MATERIAL TRANSFER AGREEMENT